UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2009 (August 14, 2009)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 14, 2009, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and twenty-six weeks ended August 1, 2009, along with the operating results for Ruehl for the thirteen and twenty-six weeks ended August 1, 2009. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods ended August 1, 2009 and May 2, 2009 and as of the end of and for each of the quarterly periods in the fiscal years ended January 31, 2009, February 2, 2008 and February 3, 2007. The additional quarterly and year-to-date financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant’s management conducted a conference call on August 14, 2009, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen and twenty-six week periods ended August 1, 2009. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on August 14, 2009 and is payable on September 15, 2009 to stockholders of record at the close of business on August 28, 2009.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Abercrombie & Fitch Co. on August 14, 2009

99.2	Additional Unaudited Quarterly Financial Information made available by Abercrombie & Fitch
Co. in conjunction with Press Release on August 14, 2009

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 14,
2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: August 17, 2009	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated August 17, 2009
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on August 14, 2009

99.2	Additional Unaudited Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on August 14, 2009

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 14, 2009